UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2006

BRILLIANT DIGITAL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-14480 (Commission File Number)	95-4592204 (I.R.S. Employer Identification No.)

14011 Ventura Boulevard, Suite 501
Sherman Oaks, California 91423
(Address of Principal Executive Offices/Zip Code)

(818) 386-2180
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On February 1, 2006, Abe Sher resigned from the Registrant’s Board of Directors.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2006	BRILLIANT DIGITAL ENTERTAINMENT, INC. By: /s/ Kevin Bermeister Kevin Bermeister Chief Executive Officer

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